SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                            September 15, 2006

Dalrada Financial Corporation
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(Exact Name of Registrant as Specified in its Charter)

Delaware                                   0-12641                     33-0021693
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(State or Other Jurisdiction                     (Commission                  (IRS Employer
of Incorporation)                               File Number)                        Identification No.)

9449 Balboa Avenue, Suite 211, San Diego, CA    92123
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(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: (858) 277-5300
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(Former Name or Former Address, if Changed Since Last Report)

Item 8.01 OTHER EVENTS

Reverse Split and Change of Trading Symbol

September 15, 2006 is the effective date that the Dalrada Financial Corporation common stock will be reverse split at a ratio of 1 to 200. The reverse split was authorized by Dalrada’s shareholders at the May 25, 2006 shareholder meeting.

In addition, as of September 15, 2006, the Dalrada Financial Corporation OTC:BB trading symbol will be changed from DRDF to DFCO.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Exhibit
99.1	New Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

s/ Brian Bonar Chairman of the Board of Directors, September 15, 2006
------------------------ Chief Executive Officer, and
Brian Bonar (Principal Executive Officer)

/s/ Stanley A. Hirschman Director September 15, 2006
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Stanley A. Hirschman

/s/ Eric W. Gaer Director September 15, 2006
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Eric W. Gaer

/s/ Richard H. Green Director September 15, 2006
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Richard H. Green

/s/ David P. Lieberman  Director September 15, 2006
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David P. Lieberman